UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

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CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions

On April 12, 2013, CAMAC Energy Inc. issued a press release announcing financial results for its fourth quarter and full year ended December 31, 2012.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. All information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the registrant specifically incorporates it by reference.

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only “reserves,” as that term is defined under SEC rules. We use the term “resource potential” in the press release in reference to OML 120/121, which the SEC’s guidelines do not permit us to include in our filings with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits
99.1	CAMAC Energy Inc. Press Release, dated April 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMAC Energy Inc.

Dated: April 16, 2013	By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Senior Vice President, General Counsel & Secretary

Exhibit Index

99.1                      CAMAC Energy Inc. Press Release, dated April 12, 2013